UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2021 (January 15, 2021)

FORTRESS CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39887	98-1554815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas

45th Floor

New York, NY 10105

(Address of principal executive offices, including zip code)

(212) 798-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	FCAX.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	FCAX	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	FCAX WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Fortress Capital Acquisition Corp. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K (the “8-K/A”), originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 22, 2021 (the “Original 8-K”), solely to amend and restate the Company’s audited balance sheet and accompanying footnotes which were filed as an exhibit to the Original 8-K (the “IPO Balance Sheet”).

This 8-K/A is presented as of the filing date of the Original 8-K and does not reflect events occurring after that date, or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this 8-K/A should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original 8-K.

Background of Restatement

The IPO Balance Sheet is being restated to reflect the classification of the Company’s private placement warrants (the “Private Placement Warrants”) and public warrants (the “Public Warrants” and, together with the Private Placement Warrants, the “Warrants”) as derivative liabilities and to reclassify a portion of its public shares from permanent equity to temporary equity.

The Company had previously accounted for its outstanding Warrants as components of equity instead of derivative liabilities. On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “SEC Statement”), informing market participants that warrants issued by SPACs may need to be classified as liabilities as opposed to equity. In further consideration of the SEC Statement, the Company re-evaluated the accounting for the Warrants as derivative liabilities. In accordance with the guidance in Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Subtopic 815-40, “Derivatives and Hedging — Contracts in Entity’s Own Equity” (“ASC 815-40”), the Company concluded that a provision in the warrant agreement related to certain tender or exchange offers and provisions related to indexation of the equity-linked financial instrument precludes the Warrants from being accounted for as components of equity. As the Warrants meet the definition of a derivative as contemplated in ASC 815-40, the Warrants should be recorded as derivative liabilities on the balance sheet and measured at fair value at inception (on the date of the initial public offering) and at each reporting date in accordance with FASB ASC Topic 820, “Fair Value Measurement”, with changes in fair value recognized in the statement of operations in the period of change.

In addition, the Company had previously classified a portion of its Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), subject to possible redemption in permanent equity. In accordance with FASB ASC Topic 480, “Distinguishing Liabilities from Equity” (“ASC 480”), paragraph 10-S99-3A, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. Although the Company did not specify a maximum redemption threshold, its amended and restated memorandum and articles of association provides that the Company will not redeem its public shares in an amount that will cause its net tangible assets to be less than $5,000,001. Upon re-evaluation, the Company determined that the Class A Ordinary Shares include certain provisions that require classification of the Class A Ordinary Shares as temporary equity regardless of the minimum net tangible assets threshold. As a result, the Company classified all of its Class A Ordinary Shares as temporary equity as of January 15, 2021 and adjusted its initial book value to redemption value in accordance with ASC 480.

On December 6, 2021, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) concluded, after discussion with the Company’s management, that the IPO Balance Sheet should no longer be relied upon due to the aforementioned changes required to reclassify the Class A Ordinary Shares as temporary equity to align with ASC 480-10-S99, and on December 6, 2021 the Company filed a Current Report on Form 8-K disclosing the Audit Committee’s conclusion that the IPO Balance Sheet should no longer be relied upon. The Audit Committee discussed with the Company’s independent accountants and are in agreement with the matters as disclosed in this 8-K/A. The correction of the aforementioned classification of the Class A Ordinary Shares as temporary equity is reflected in Exhibit 99.1 included with this 8-K/A.

The restatement does not have any impact on the Company’s cash position or the cash held in its trust account. Refer to Note 2, Restatement of Previously Issued Financial Statement, included in Exhibit 99.1 to this 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of January 15, 2021.

The Company previously identified a material weakness in internal controls related to the accounting for complex financial instruments. As a result of the restatement described in this 8-K/A, the Company has concluded there was a material weakness in the Company’s internal control over financial reporting at the time the abovementioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the IPO Balance Sheet was issued. For a discussion of management’s consideration of our disclosure controls and procedures, internal controls over financial reporting, and the material weaknesses identified, see Part I, Item 4, “Controls and Procedures” of Amendment No.1 to the Company’s Form 10-Q/A filed with the SEC on December 17, 2021.

Item 8.01 Other Events.

On January 15, 2021, the Company consummated its initial public offering (the “IPO”) of 40,000,000 units (the “Units”), including the issuance of 5,000,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one Class A Ordinary Share of the Company and one-fifth of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $400,000,000.

Substantially concurrently with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 7,333,333 Private Placement Warrants at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Fortress Capital Acquisition Sponsor LLC, generating gross proceeds to the Company of approximately $11,000,000.

A total of $400,000,000, comprised of $392,000,000 of the proceeds from the IPO, including approximately $14,000,000 of the underwriters’ deferred discount, and $8,000,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of January 15, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet, as of January 15, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS CAPITAL ACQUISITION CORP.

Date: January 14, 2022

	By:	/s/ Daniel N. Bass
Name: Daniel N. Bass
Title: Chief Financial Officer